Exhibit 99.1


[GRAPHIC OMITTED]                                       BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                         ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO                  245 Park Avenue
FRANKFORT o GENEVA o HONG KONG                              New York, N.Y. 10167
LONDON o PARIS o TOKYO                        (212) 272-2000; (212) 272-7294 fax
--------------------------------------------------------------------------------
           IMC Home Equity Loan Trust 1997-3: Computational Materials
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
Fax to:                                               Date:
Company:                             # Pages (incl. cover):
Fax No:                                           Phone No:
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From:                                             Phone No:
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                STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES,
                    PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Any information herein regarding the collateral or the securities supersedes any prior information regarding the collateral or the securities and will be superseded by information regarding the collateral and/or the securities contained in the Offering Documents. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear, Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

IMC Home Equity Loan Trust 1997-3
Computational Materials: Preliminary Term Sheet (page 1 of 5)
--------------------------------------------------------------------------------

Lead Manager:                        Bear, Stearns & Co. Inc.

Co-Managers:                         Nomura Securities International, Inc.
                                     PaineWebber Incorporated

Seller and Servicer:                 Industry Mortgage Company, L.P.

Depositor:                           IMC Securities, Inc.

Trustee:                             The Chase Manhattan Bank

Registration:                        Certificates will be available in
                                     book-entry  form through DTC.

Cut-off Date:                        As of the close of business on June 1,
                                     1997.

Expected Pricing Date:               June ___, 1997

Expected Closing Date:               On or About June ___, 1997

Distribution Dates:                  20th day of each month (or the next
                                     succeeding  business day), commencing
                                     July 21, 1997.

ERISA Eligibility: The Class A Certificates may be purchased by employee benefit plans that are subject to ERISA. The Class M-1, Class M-2, and Class B Certificates may not be purchased by employee benefit plans that are subject to ERISA.

SMMEA Treatment: The Certificates will not constitute "mortgage related securities" for purposes of SMMEA.

Optional Termination: The owners of the Class R Certificates will have the right to purchase all of the home equity loans on any remittance date when the aggregate loan balance of the home equity loans has declined to 10% or less of the original balance of the home equity loan as of the Cut-off Date.

The Home Equity Loans:               Fixed-rate conventional (closed-end) home
                                     equity mortgage loans.

Tax Status:                          REMIC

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                                [GRAPHIC OMITTED]

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

IMC Home Equity Loan Trust 1997-3
Computational Materials: Preliminary Term Sheet (page 2 of 5)
--------------------------------------------------------------------------------

Credit Enhancement:                  Excess Servicing. The weighted average
                                     coupon rate on the home equity loans is
                                     generally expected to be higher than the sum of a) the servicing fee, b) the trustee fee, and c) the weighted average pass through rate on the certificates, thus generating excess interest collections which will be available to fund distributions on the certificates. This excess interest for each period, together with interest on the overcollateralization amount itself, on the related payment date is the excess servicing for such payment date.

                                     Overcollateralization: Excess servicing is applied, to extent available, to make accelerated payments of principal to the class or classes then entitled to receive distributions of principal; such application will cause the aggregate principal balance of the certificates to amortize more rapidly than the home equity loans, resulting in overcollateralization. Prior to the step down date, overcollateralization builds to [1.75]% of the original balance of the home equity loan as of the Cut-off Date. On or after the step down date, overcollateralization is permitted to decrease to an amount equal to [3.50]% of the current balance of the home equity loans, subject to a floor of [0.50]% of the original balance of the home equity loan as of the Cut-off Date.

                                     Subordination: The rights of the Class M-1
                                     Certificates to receive distributions will be subordinated, to the extent described herein, to such rights of the Class A Certificates. The rights of the Class M-2 Certificates to receive distributions will be subordinated, to the extent described herein, to such rights of the Class A and M-1 Certificates. The rights of the Class B Certificates to receive distributions will be subordinated, to the extent described herein, to such rights of the Class A Certificates, Class M-1 Certificates, and Class M-2 Certificates.


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                                [GRAPHIC OMITTED]

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

IMC Home Equity Loan Trust 1997-3
Computational Materials: Preliminary Term Sheet (page 3 of 5)
--------------------------------------------------------------------------------

                                     Application of Realized Losses: Realized losses will be absorbed first by excess servicing and the reduction of the overcollateralization amount, second, by the Class B Certificates, third, by the Class M-2 Certificates, and fourth, by the Class M-1 Certificates. Realized losses are not permitted to be applied to the Class A Certificates.

Summary of Expected Subordination & Overcollateralization:

PRIOR TO STEP DOWN DATE

------------------------------------------------------------------------------------------
                                                     Expected Target        Expected Total
                           Expected Initial      Overcollateralization       Target Credit
                           Subordination (a)            Amount (b)            Enhancement
------------------------------------------------------------------------------------------
Class A Certificates            13.5%                      1.75%                15.25%
Class M-1 Certificates           9.5%                      1.75%                11.25%
Class M-2 Certificates           4.0%                      1.75%                 5.75%
Class B Certificates             0.0%                      1.75%                 1.75%
------------------------------------------------------------------------------------------

(a) Represents the expected amount of subordination for each class as of the closing date.

(b) The overcollateralization amount will equal zero as of the closing date. Excess servicing, if available, will be applied to make accelerated payments of principal until the overcollateralization amount equals the targeted overcollateralization, which is equal to [1.75]% of the original balance of the home equity loan as of the Cut-off Date.

Interest Allocation:       The interest remittance amount shall be allocated in
                           the following priority:
                           1.  Payment of trustee fee;
                           2.  Current interest and unpaid interest on the Class
                               A Certificates, pro-rata, without any priority;
                           3.  To the extent of the interest amount then
                               remaining, current interest on the Class M-1
                               Certificates;
                           4.  To the extent of the interest amount then
                               remaining, current interest on the Class M-2
                               Certificates;
                           5.  To the extent of the interest amount then
                               remaining, current interest on the Class B
                               Certificates;
                           6.  To the extent of the interest amount then
                               remaining, as accelerated distribution of principal; and
                           7.  To the extent of the interest amount then
                               remaining, payment of unpaid interest and reimburse allocated realized losses on the Subordinate Certificates.


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                                [GRAPHIC OMITTED]

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

IMC Home Equity Loan Trust 1997-3
Computational Materials: Preliminary Term Sheet (page 4 of 5)
--------------------------------------------------------------------------------

Principal Allocation:      The principal distribution amount shall be allocated
                           in the following priority:

                           For periods prior to the step down date or while a trigger event exists:

                           1. To the Class A Certificates (sequentially with
                              respect to Classes A-1 to A-6, and concurrently with respect to Class A-7 based upon its specified percentage), 100% of the principal distribution amount until such classes are equal to zero.

                           For periods on and after the step down date and while no trigger event exists:

                           1. To the Class A Certificates (sequentially with
                              respect to Classes A-1 to A-6, and concurrently with respect to Class A-7 based upon its specified percentage), an amount required to reach and maintain the credit enhancement target for the Class A Certificates;

                           2. To the Class M-1 Certificates, an amount
                              required to reach and maintain the credit enhancement target for the Class M-1 Certificates;

                           3. To the Class M-2 Certificates, an amount
                              required to reach and maintain the credit enhancement target for the Class M-2 Certificates;

                           4. To the Class B Certificates, an amount required
                              to reach and maintain the credit enhancement target for the Class B Certificates; and

                           5. Any remaining amounts shall be paid to the
                              Class R Certificates (not being offered).

                           Notwithstanding the foregoing, on any payment date on which the sum of a) the principal balances of the Class M-1, Class M-2, and Class B Certificates and b) the overcollateralization amount is reduced to zero, any amounts of principal payable to the Class A Certificates shall be distributed pro rata.


--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

IMC Home Equity Loan Trust 1997-3
Computational Materials: Preliminary Term Sheet (page 5 of 5)
--------------------------------------------------------------------------------

Step Down Date:            The step down date is the earlier to occur of 1) the
                           later to occur of a) the payment date in [July], 2000 and b) the first payment date on which the senior enhancement percentage reaches its target level and
                           2) the date on which the principal balance of the Class A Certificates has been reduced to zero.

Trigger Event:             A trigger event has occurred on a payment date if the
                           percentage obtained by dividing 1) the amount of 60+ day delinquent loans by 2) the aggregate outstanding loan balance exceeds [50]% of the senior enhancement percentage.

Senior Enhancement
Percentage:                For any payment date, the percentage obtained by
                           dividing 1) the sum of a) the aggregate principal balance of the Class M-1, Class M-2, and Class B
                           Certificates and b) the overcollateralization amount, after taking into account principal distributions on such payment date by 2) the current balance of the home equity loans.

Class A-7 Lockout
Distribution Amount:       The Class A-7 Certificates is allocated principal
                           pari passu with the Class A Certificate that is currently entitled to receive a principal payment in a ratio equal to the product of a) the outstanding balance of the Class A-7 Certificates divided by the outstanding principal balance of all of the Class A
                           Certificates and b) a specified percentage, namely:
                           the lockout percentage (see below).


       ------------------------------------- -------------------
                                                  Lockout
                  Payment Dates                  Percentage
       ------------------------------------- -------------------
              July 1997 to June 2000                  0%
              July 2000 to June 2002                 45%
              July 2002 to June 2003                 80%
              July 2003 to June 2004                100%
              July 2004 and thereafter              300%
       ------------------------------------- -------------------


--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

IMC Home Equity Loan Trust 1997-3
Computational Materials: Information Relating to the Collateral (page 1 of 1)
--------------------------------------------------------------------------------

FIXED RATE HOME EQUITY LOANS
Preliminary characteristics of the Initial Home Equity Loans as of 6/1/97:

Total Number of Loans:                      11,643
Total Outstanding Loan Balance:       $737,558,205
       Balloon (% of Total):                 51.26%
       Level Pay (% of Total):               48.74%
Average Loan Principal Balance:            $63,348          ($956 to $549,700)
Weighted Average CLTV :                      74.47%         (4.62% to 100.00%)
% of Pool with LTVs greater than 85%:         8.37%
Weighted Average Coupon:                     11.60%         (7.45% to 24.00%)
Weighted Average Remaining Term to
  Maturity (months):                           217          (4 to 360)
Weighted Average Seasoning (months):             4          (0 to 103)
Weighted Average Original Term
  (months):                                    221          (6 to 360 )

Range of Original Terms:                   Level Pay             Balloon
                                      -------------------   --------------------
                                      Up to 60:     0.06%   Up to 60:      0.15%
                                      61 - 120:     1.58%   61 - 120:      0.42%
                                      121 - 180:   15.27%   121 - 180:    50.69%
                                      181 - 240:   11.94%   241 - 300:     0.26%
                                      301 - 360:   19.64%

Lien Position:                    1st Lien:      87.43%
                                  2nd Lien:      12.57%

Property Type:      Single Family Detached:      86.93%
                    Single Family Attached:       0.99%
                                2-4 Family:       9.47%
                     Condominium/Townhouse:       1.79%
                                     Other:       0.82%

Occupancy Status:           Owner Occupied:      92.27%
                        Non-Owner Occupied:       7.73%

Geographic Distribution:
(states not listed individually account      NY:     22.01%      PA:      5.96%
for less than 5.00% of the Mortgage          NJ:      7.28%      MI:      5.31%
Loan principal balance)                      FL:      6.45%
                                             MD:      6.02%

Credit Quality:
(per IMC's guidelines)                        A:     51.69%
                                              B:     24.63%
                                              C:     18.70%
                                              D:      4.98%


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                                [GRAPHIC OMITTED]

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

IMC Home Equity Loan Trust 1997-3
Computational Materials: Information Relating to the Certificates (page 1 of 6)
--------------------------------------------------------------------------------

TRANSACTION SUMMARY (a)

----------------- ---------------- -------------- --------------- -------------- -------------  ------------- ---------------------
                                                     Estimated     Estimated        Estimated     Estimated
                                                        WAL         Modified        Principal     Principal         Expected
                    Approximate                     to Maturity     Duration         Lockout        Window           Ratings
  Certificate          Size           Coupon          (years)        (years)         (months)      (months)      (Moody's/Fitch)
----------------- ---------------- -------------- --------------- -------------- -------------  ------------- ---------------------
Class A-1          $153,050,000        Fixed           0.50          0.48              none            11            Aaa/AAA
Class A-2          $123,390,000        Fixed           1.25          1.17                10             9            Aaa/AAA
Class A-3          $107,990,000        Fixed           2.00          1.82                18            11            Aaa/AAA
Class A-4          $108,840,000        Fixed           3.00          2.63                28            19            Aaa/AAA
Class A-5          $ 81,290,000        Fixed           5.20          4.19                46            58            Aaa/AAA
Class A-6          $ 37,440,000        Fixed          11.81          7.51               103            72            Aaa/AAA
Class A-7          $ 80,000,000        Fixed           6.68          5.09                38           137            Aaa/AAA
Class M-1          $ 32,000,000        Fixed           5.96          4.49                37           129           Aa2 / AA+
Class M-2          $ 44,000,000        Fixed           5.88          4.43                36           119            A2 / A+
Class B            $ 32,000,000        Fixed           5.59          4.26                36            94          Baa3 / BBB
----------------- ---------------- -------------- --------------- -------------- -------------  ------------- ---------------------

Notes:  (a) 100% Prepayment Assumption: 4.0% CPR in month 1, and an additional
            1.818% per annum in each month thereafter until month 12. On and after month 12, 24% CPR.

Class A-1 (to maturity)

----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                      0%         50%       75%         100%        125%          150%
Ramp to                                         0%         12%       18%          24%         30%           36%
----------------------------------------------------------------------------------------------------------------
Average Life (years)                          5.86        0.82      0.61           0.50        0.43        0.38
Modified Duration (years)                     4.47        0.77      0.58           0.48        0.41        0.37
First Principal Payment                    7/21/97     7/21/97   7/21/97        7/21/97     7/21/97     7/21/97
Last Principal Payment                    12/20/08     1/20/99   7/20/98        5/20/98     3/20/98     2/20/98
Principal Lockout (months)                    none        none      none           none        none        none
Principal Window (months)                      138          19        13             11           9           8
Illustrative Yield @ Par (30/360)            6.502%      6.133%    5.989%         5.862%      5.751%      5.646%
----------------------------------------------------------------------------------------------------------------


Class A-2 (to maturity)

---------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                      0%         50%       75%         100%        125%         150%
Ramp to                                         0%         12%       18%          24%         30%          36%
---------------------------------------------------------------------------------------------------------------
Average Life (years)                         13.74        2.31      1.61           1.25        1.03        0.88
Modified Duration (years)                     8.84        2.08      1.49           1.17        0.97        0.83
First Principal Payment                   12/20/08     1/20/99   7/20/98        5/20/98     3/20/98     2/20/98
Last Principal Payment                     1/20/12     7/20/00   7/20/99        1/20/99    10/20/98     7/20/98
Principal Lockout (months)                     137          18        12             10           8           7
Principal Window (months)                       38          19        13              9           8           6
Illustrative Yield @ Par (30/360)            6.550%      6.424%    6.358%         6.295%      6.233%      6.176%
---------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

IMC Home Equity Loan Trust 1997-3
Computational Materials: Information Relating to the Certificates (page 2 of 6)
--------------------------------------------------------------------------------


Class A-3 (to maturity)

-----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                      0%         50%       75%         100%        125%          150%
Ramp to                                         0%         12%       18%          24%         30%           36%
-----------------------------------------------------------------------------------------------------------------
Average Life (years)                         14.61        3.91      2.63           2.00        1.61        1.35
Modified Duration (years)                     9.03        3.33      2.34           1.82        1.48        1.25
First Principal Payment                    1/20/12     7/20/00   7/20/99        1/20/99    10/20/98     7/20/98
Last Principal Payment                     1/20/12     4/20/02   8/20/00       11/20/99     5/20/99     1/20/99
Principal Lockout (months)                     174          36        24             18          15          12
Principal Window (months)                        1          22        14             11           8           7
Illustrative Yield @ Par (30/360)            6.827%      6.759%    6.714%         6.670%      6.626%      6.581%
-----------------------------------------------------------------------------------------------------------------


Class A-4 (to maturity)

-----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                      0%         50%       75%         100%         125%         150%
Ramp to                                         0%         12%       18%          24%          30%          36%
-----------------------------------------------------------------------------------------------------------------
Average Life (years)                         14.63        6.81      4.20           3.00        2.30        1.90
Modified Duration (years)                     8.95        5.23      3.53           2.63        2.07        1.73
First Principal Payment                    1/20/12     4/20/02   8/20/00       11/20/99     5/20/99     1/20/99
Last Principal Payment                    12/20/12     6/20/07   1/20/03        5/20/01     2/20/00     9/20/99
Principal Lockout (months)                     174          57        37             28          22          18
Principal Window (months)                       12          63        30             19          10           9
Illustrative Yield @ Par (30/360)            6.980%      6.951%    6.917%         6.882%      6.844%      6.810%
-----------------------------------------------------------------------------------------------------------------


Class A-5 (to maturity)

-----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                      0%       50%        75%          100%         125%         150%
Ramp to                                         0%       12%        18%           24%          30%          36%
-----------------------------------------------------------------------------------------------------------------
Average Life (years)                         20.36       12.79      8.41           5.20        3.55        2.54
Modified Duration (years)                    10.32        8.09      6.05           4.19        3.03        2.25
First Principal Payment                   12/20/12     6/20/07   1/20/03        5/20/01     2/20/00     9/20/99
Last Principal Payment                     6/20/23     1/20/12   9/20/09        2/20/06     3/20/02     4/20/00
Principal Lockout (months)                     185         119        66             46          31          26
Principal Window (months)                      127          56        81             58          26           8
Illustrative Yield @ Par (30/360)            7.262%      7.252%    7.236%         7.208%      7.173%      7.130%
-----------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

IMC Home Equity Loan Trust 1997-3
Computational Materials: Information Relating to the Certificates (page 3 of 6)
--------------------------------------------------------------------------------


Class A-6 (to maturity)

-----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                      0%         50%       75%         100%        125%         150%
Ramp to                                         0%         12%       18%          24%         30%          36%
-----------------------------------------------------------------------------------------------------------------
Average Life (years)                         27.93       16.50     14.32          11.81        7.56        3.63
Modified Duration (years)                    11.28        9.08      8.46           7.51        5.40        3.06
First Principal Payment                    6/20/23     1/20/12   9/20/09        2/20/06     3/20/02     4/20/00
Last Principal Payment                    11/20/26     1/20/21   6/20/15        1/20/12     6/20/11     3/20/02
Principal Lockout (months)                     311         174       146            103          56          33
Principal Window (months)                       42         109        70             72         112          24
Illustrative Yield @ Par (30/360)            7.665%      7.657%    7.653%         7.648%      7.627%      7.570%
-----------------------------------------------------------------------------------------------------------------


Class A-7 "LOCK BOND" (to maturity)

-----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                      0%         50%       75%         100%        125%         150%
Ramp to                                         0%         12%       18%          24%         30%          36%
-----------------------------------------------------------------------------------------------------------------
Average Life (years)                         11.66        7.69      7.00           6.68        6.62        6.44
Modified Duration (years)                     7.55        5.62      5.26           5.09        5.05        4.95
First Principal Payment                    7/20/00     7/20/00   7/20/00        9/20/00     1/20/01     6/20/01
Last Principal Payment                     1/20/12     1/20/12   1/20/12        1/20/12     4/20/11     1/20/09
Principal Lockout (months)                      36          36        36             38          42          47
Principal Window (months)                      139         139       139            137         124          92
Illustrative Yield @ Par (30/360)            7.218%      7.201%    7.196%         7.193%      7.193%      7.191%
-----------------------------------------------------------------------------------------------------------------


Class M-1 (to maturity)

-----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                      0%         50%       75%         100%        125%         150%
Ramp to                                         0%         12%       18%          24%         30%          36%
-----------------------------------------------------------------------------------------------------------------
Average Life (years)                         18.08       10.27      7.66           5.96        5.00        4.58
Modified Duration (years)                     9.41        6.74      5.43           4.49        3.94        3.71
First Principal Payment                    1/20/12     7/20/02  12/20/00        8/20/00    11/20/00     2/20/01
Last Principal Payment                     4/20/26    10/20/15   1/20/12        4/20/11     7/20/08     7/20/06
Principal Lockout (months)                     174          60        41             37          40          43
Principal Window (months)                      172         160       134            129          93          66
Illustrative Yield @ Par (30/360)            7.576%      7.559%    7.545%         7.530%      7.518%      7.512%
-----------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

IMC Home Equity Loan Trust 1997-3
Computational Materials: Information Relating to the Certificates (page 4 of 6)
--------------------------------------------------------------------------------


Class M-2 (to maturity)

-----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                      0%         50%       75%         100%        125%         150%
Ramp to                                         0%         12%       18%          24%         30%          36%
-----------------------------------------------------------------------------------------------------------------
Average Life (years)                         18.05       10.16      7.65           5.88        4.86        4.32
Modified Duration (years)                     9.29        6.65      5.39           4.43        3.84        3.52
First Principal Payment                    1/20/12     7/20/02  12/20/00        7/20/00     8/20/00     9/20/00
Last Principal Payment                     1/20/26     6/20/14   1/20/12        5/20/10    10/20/07    11/20/05
Principal Lockout (months)                     174          60        41             36          37          38
Principal Window (months)                      169         144       134            119          87          63
Illustrative Yield @ Par (30/360)            7.750%      7.733%    7.719%         7.702%      7.688%      7.679%
-----------------------------------------------------------------------------------------------------------------


Class B (to maturity)

-----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                      0%         50%       75%         100%        125%         150%
Ramp to                                         0%         12%       18%          24%         30%          36%
-----------------------------------------------------------------------------------------------------------------
Average Life (years)                         17.68       10.07      7.37           5.59        4.58        4.00
Modified Duration (years)                     9.04        6.52      5.22           4.26        3.65        3.28
First Principal Payment                    1/20/12     7/20/02  12/20/00        7/20/00     7/20/00     7/20/00
Last Principal Payment                    11/20/24     1/20/12   7/20/11        4/20/08     1/20/06     6/20/04
Principal Lockout (months)                     174          60        41             36          36          36
Principal Window (months)                      155         115       128             94          67          48
Illustrative Yield @ Par (30/360)            8.057%      8.039%    8.023%         8.005%      7.988%      7.976%
-----------------------------------------------------------------------------------------------------------------


** Class A-5 (to 10% clean-up call)

-----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                      0%         50%       75%         100%        125%          150%
Ramp to                                         0%         12%       18%          24%         30%           36%
-----------------------------------------------------------------------------------------------------------------
Average Life (years)                         20.08       12.79      8.30           5.19        3.55        2.54
Modified Duration (years)                    10.27        8.09      6.00           4.19        3.03        2.25
First Principal Payment                   12/20/12     6/20/07   1/20/03        5/20/01     2/20/00     9/20/99
Last Principal Payment                     1/20/21     1/20/12   4/20/08        8/20/05     3/20/02     4/20/00
Principal Lockout (months)                     185         119        66             46          31          26
Principal Window (months)                       98          56        64             52          26           8
Illustrative Yield @ Par (30/360)            7.262%      7.252%    7.235%         7.208%      7.173%      7.130%
-----------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

IMC Home Equity Loan Trust 1997-3
Computational Materials: Information Relating to the Certificates (page 5 of 6)
--------------------------------------------------------------------------------

** Class A-6 (to 10% clean-up call)

-----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                      0%         50%       75%         100%        125%         150%
Ramp to                                         0%         12%       18%          24%         30%          36%
-----------------------------------------------------------------------------------------------------------------
Average Life (years)                         23.61       14.65     10.86           8.19        5.86        3.63
Modified Duration (years)                    10.68        8.59      7.18           5.91        4.57        3.06
First Principal Payment                    1/20/21     1/20/12   4/20/08        8/20/05     3/20/02     4/20/00
Last Principal Payment                     1/20/21     2/20/12   4/20/08        8/20/05    12/20/03     3/20/02
Principal Lockout (months)                     282         174       129             97          56          33
Principal Window (months)                        1           2         1              1          22          24
Illustrative Yield @ Par (30/360)            7.663%      7.654%    7.645%         7.633%      7.613%      7.570%
-----------------------------------------------------------------------------------------------------------------


** Class A-7 "LOCK BOND" (to 10% clean-up call)

-----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                      0%         50%       75%         100%        125%         150%
Ramp to                                         0%         12%       18%          24%         30%          36%
-----------------------------------------------------------------------------------------------------------------
Average Life (years)                         11.66        7.69      6.95           6.48        5.83        5.16
Modified Duration (years)                     7.55        5.62      5.23           4.98        4.60        4.19
First Principal Payment                    7/20/00     7/20/00   7/20/00        9/20/00     1/20/01     6/20/01
Last Principal Payment                     1/20/12     1/20/12   4/20/08        8/20/05    12/20/03    10/20/02
Principal Lockout (months)                      36          36        36             38          42          47
Principal Window (months)                      139         139        94             60          36          17
Illustrative Yield @ Par (30/360)            7.218%      7.201%    7.196%         7.192%      7.186%      7.178%
-----------------------------------------------------------------------------------------------------------------


** Class M-1 (to 10% clean-up call)

-----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                      0%         50%       75%         100%        125%         150%
Ramp to                                         0%         12%       18%          24%         30%          36%
-----------------------------------------------------------------------------------------------------------------
Average Life (years)                         17.43       10.10      7.18           5.45        4.59        4.26
Modified Duration (years)                     9.32        6.69      5.25           4.26        3.73        3.52
First Principal Payment                    1/20/12     7/20/02  12/20/00        8/20/00    11/20/00     2/20/01
Last Principal Payment                     1/20/21     2/20/12   4/20/08        8/20/05    12/20/03    10/20/02
Principal Lockout (months)                     174          60        41             37          40          43
Principal Window (months)                      109         116        89             61          38          21
Illustrative Yield @ Par (30/360)            7.576%      7.559%    7.543%         7.525%      7.512%      7.506%
-----------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

IMC Home Equity Loan Trust 1997-3
Computational Materials: Information Relating to the Certificates (page 6 of 6)
--------------------------------------------------------------------------------


** Class M-2 (to 10% clean-up call)

-----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                      0%         50%       75%         100%        125%         150%
Ramp to                                         0%         12%       18%          24%         30%          36%
-----------------------------------------------------------------------------------------------------------------
Average Life (years)                         17.43       10.10      7.18           5.44        4.52        4.04
Modified Duration (years)                     9.21        6.63      5.21           4.23        3.65        3.35
First Principal Payment                    1/20/12     7/20/02  12/20/00        7/20/00     8/20/00     9/20/00
Last Principal Payment                     1/20/21     2/20/12   4/20/08        8/20/05    12/20/03    10/20/02
Principal Lockout (months)                     174          60        41             36          37          38
Principal Window (months)                      109         116        89             62          41          26
Illustrative Yield @ Par (30/360)            7.750%      7.733%    7.716%         7.698%      7.683%      7.673%
-----------------------------------------------------------------------------------------------------------------


** Class B (to 10% clean-up call)

-----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                      0%         50%       75%         100%        125%         150%
Ramp to                                         0%         12%       18%          24%         30%          36%
-----------------------------------------------------------------------------------------------------------------
Average Life (years)                         17.35       10.07      7.14           5.41        4.44        3.89
Modified Duration (years)                     9.00        6.52      5.14           4.17        3.57        3.22
First Principal Payment                    1/20/12     7/20/02  12/20/00        7/20/00     7/20/00     7/20/00
Last Principal Payment                     1/20/21     1/20/12   4/20/08        8/20/05    12/20/03    10/20/02
Principal Lockout (months)                     174          60        41             36          36          36
Principal Window (months)                      109         115        89             62          42          28
Illustrative Yield @ Par (30/360)            8.057%      8.039%    8.022%         8.003%      7.986%      7.973%
-----------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.